                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

                          The Boston Beer Company, Inc.
             (Exact name of registrant as specified in its chapter)

        Massachusetts                    01-14092               04-328-4048
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

     75 Arlington Street, Boston, MA                                     02116
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

ITEM 9. REGULATION FD DISCLOSURE.

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

      On April 15, 2003, The Boston Beer Company, Inc. disclosed unaudited financial information for the first quarter of 2003 in an earnings release, which is set forth in the attached Exhibit 99.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

EXHIBIT

      99. Press release of The Boston Beer Company, Inc. dated April 15, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The Boston Beer Company, Inc.
                                                    (Registrant)

                                                 /s/ Martin F. Roper
                                            -----------------------------
        Date April 15, 2003               Martin F. Roper, President, C.E.O.
                                                    and Treasurer
                                                     (Signature)*

*Print name and title of the signing officer under his signature.